EXHIBIT 21.1
FIRST INDUSTRIAL REALTY TRUST, INC.
SUBSIDIARIES OF THE REGISTRANT

Name	State of Incorporation Formation
431 Railroad Avenue General Partner, LP	Delaware
431 Railroad Avenue Property Holding, LP	Delaware
431 Railroad Avenue Second, LLC	Delaware
431 Railroad Avenue, LLC	Delaware
5382 Arch Road Stockton Acquisition, LLC	Delaware
78-81 Crossroads, LLC	Delaware
78-81 Jonestown, LLC	Delaware
78-81 Logistics Center, LLC	Delaware
9345 PGH, LLC	Delaware
9813 Almond FR Xpress, LLC	Delaware
FI Development Services Corporation	Maryland
FI Development Services, L.P.	Delaware
FI New Jersey Exchange LLC	Delaware
FIFP Conyers, LLC	Delaware
FIP MM Aurora, LLC	Delaware
First Florence I Urban Renewal, LLC	New Jersey
First Industrial Acquisitions II, LLC	Delaware
First Industrial Acquisitions, Inc.	Maryland
First Industrial Development Services Tampa, LLC	Delaware
First Industrial Finance Corporation	Maryland
First Industrial Financing Partnership, L.P.	Delaware
First Industrial Harrisburg Corporation	Maryland
First Industrial Harrisburg, L.P.	Delaware
First Industrial Investment II, LLC	Delaware
First Industrial Investment Properties, Inc.	Maryland
First Industrial Management Services (Denver), LLC	Delaware
First Industrial Mortgage Corporation	Maryland
First Industrial Mortgage Partnership, L.P.	Delaware
First Industrial Pennsylvania Corporation	Maryland
First Industrial Pennsylvania, L.P.	Delaware
First Industrial Realty Trust, Inc.	Maryland
First Industrial Securities Corporation	Maryland
First Industrial Securities, L.P.	Delaware
First Industrial Telecommunications LLC	Delaware
First Industrial Texas LP	Delaware
First Industrial, L.P.	Delaware
First Park 283 Logistics Center, LLC	Delaware
First Park 417, LLC	Delaware
First Park 94, LLC	Delaware
First Park Miami, LLC	Delaware
FP Fairburn, LLC	Delaware

FR 10680 88 AVENUE, LLC	Delaware
FR 11600 NW 107, LLC	Delaware
FR 1200 NW Street, LLC	Delaware
FR 1351 NW 78, LLC	Delaware
FR 1402 Puyallup, LLC	Delaware
FR 14143 Washington, LLC	Delaware
FR 14403 Santa Ana, LLC	Delaware
FR 14750 Jurupa, LLC	Delaware
FR 1508 Valentine, LLC	Delaware
FR 1801 Andrews, LLC	Delaware
FR 200 Cascade, LLC	Delaware
FR 211 Parr Boulevard, LLC	Delaware
FR 21110 E 31st, LLC	Delaware
FR 24 Street East, LLC	Delaware
FR 2504 NW 19, LLC	Delaware
FR 263 Roy, LLC	Delaware
FR 27403 Industrial, LLC	Delaware
FR 2755 Willow Road GP, LLC	Delaware
FR 2755 Willow Road, L.P.	Delaware
FR 301 Bordentown 2, LLC	Delaware
FR 30311 Emerald Valley Parkway, LLC	Delaware
FR 30333 Emerald Valley Parkway, LLC	Delaware
FR 4401 Shader Road, LLC	Delaware
FR 450 Gills Drive, LLC	Delaware
FR 4700 W. Ledbetter, LLC	Delaware
FR 5355 Northwest 24 Street, LLC	Delaware
FR 550 Gills Drive, LLC	Delaware
FR 6407 South 210, LLC	Delaware
FR 6635 E 30, LLC	Delaware
FR 750 Gateway, LLC	Delaware
FR 770 Gills Drive, LLC	Delaware
FR 7900 Cochran Road, LLC	Delaware
FR 8000 East 96, LLC	Delaware
FR 81 Paragon Drive, LLC	Delaware
FR 811 Anaheim, LLC	Delaware
FR 82 Liberty, LLC	Delaware
FR 8751 Skinner, LLC	Delaware
FR ABC, LLC	Delaware
FR ABERDEEN, LLC	Delaware
FR Aldrin Drive, LLC	Delaware
FR Aurora Commerce Center Phase I, LLC	Colorado
FR AZ/TX, LLC	Delaware
FR Bergen, LLC	Delaware
FR Boone, LLC	Delaware
FR Boulevard General Partner, LP	Delaware
FR Boulevard Property Holding, LP	Delaware
FR Boulevard Second, LLC	Delaware

FR Boulevard, LLC	Delaware
FR Bristol General Partner, LP	Delaware
FR Bristol Property Holding, LP	Delaware
FR Bristol Second, LLC	Delaware
FR Bristol, LLC	Delaware
FR Brokerage Services of Michigan, LLC	Delaware
FR Brokerage Services, Inc.	Maryland
FR CA Holding GP, LLC	Delaware
FR CA Property Exchange GP, LLC	Delaware
FR CA Property Exchange LP, LLC	Delaware
FR CA Property Holding 2, LP	Delaware
FR CA Property Holding 3, LP	Delaware
FR CA Property Holding 4, LP	Delaware
FR CA Property Holding 5, LP	Delaware
FR CA Property Holding 6, LP	Delaware
FR CA Property Holding 7, LP	Delaware
FR CA Property Holding 8, LP	Delaware
FR CA Property Holding 9, LP	Delaware
FR CA Property Holding 10, LP	Delaware
FR CA Property Holding 11, LP	Delaware
FR CA Property Holding, LP	Delaware
FR Clawiter, LLC	Delaware
FR Clifton General Partner, LP	Delaware
FR Clifton Property Holding, LP	Delaware
FR Clifton Second, LLC	Delaware
FR Clifton, LLC	Delaware
FR CO/Tex Cuna, LLC	Delaware
FR Commerce Center, LLC	Delaware
FR Crossroads I, LLC	Delaware
FR Cumberland General Partner, LP	Delaware
FR Cumberland Property Holding, LP	Delaware
FR Cumberland Second, LLC	Delaware
FR Cumberland, LLC	Delaware
FR Dallas Houston, LLC	Delaware
FR Danieldale Road, LLC	Delaware
FR Depot Road, LLC	Delaware
FR Dessau Road, LLC	Delaware
FR E1 General Partner, LP	Delaware
FR E1 Property Holding, LP	Delaware
FR E1 Second, LLC	Delaware
FR E1, LLC	Delaware
FR E2 General Partner, LP	Delaware
FR E2 Property Holding, LP	Delaware
FR E2 Second, LLC	Delaware
FR E2, LLC	Delaware
FR E3 General Partner, LP	Delaware
FR E3 Property Holding, LP	Delaware

FR E3 Second, LLC	Delaware
FR E3, LLC	Delaware
FR East Sam Houston Parkway 2, LLC	Delaware
FR East Sam Houston Parkway, LLC	Delaware
FR Executive, LLC	Delaware
FR Feehanville, LLC	Delaware
FR First Avenue General Partner, LP	Delaware
FR First Avenue Property Holding, LP	Delaware
FR First Avenue Second, LLC	Delaware
FR First Avenue, LLC	Delaware
FR First Fontana, LLC	Delaware
FR First Park Joliet, LLC	Delaware
FR First Park Miami V, LLC	Delaware
FR First State Crossing, LLC	Delaware
FR Fossil Creek, LLC	Delaware
FR Frederick, LLC	Delaware
FR Gateway Commerce Center, LLC	Delaware
FR Georgia, LLC	Delaware
FR Gilroy LLC	Delaware
FR Glendale, LLC	Delaware
FR Goodyear Manager, LLC	Delaware
FR Goodyear, LLC	Delaware
FR Hagerstown, LLC	Delaware
FR Harley Knox, LLC	Delaware
FR Hathaway, LLC	Delaware
FR Hunt Valley II LLC	Delaware
FR Hunt Valley LLC	Delaware
FR Investment Properties, LLC	Delaware
FR Jessup General Partner, LP	Delaware
FR Jessup Property Holding, LP	Delaware
FR Jessup Second, LLC	Delaware
FR Jessup, LLC	Delaware
FR JH 10 MM, LLC	Delaware
FR JH 10, LLC	Delaware
FR JH 12 MM, LLC	Delaware
FR JH 12, LLC	Delaware
FR Laurel Park, LLC	Delaware
FR Leo Lane General Partner, LP	Delaware
FR Leo Lane Property Holding, LP	Delaware
FR Leo Lane Second, LLC	Delaware
FR Leo Lane, LLC	Delaware
FR Lewisville Midway 2, LLC	Delaware
FR Lewisville Midway, LLC	Delaware
FR Loveton LLC	Delaware
FR Lyons Road, LLC	Delaware
FR Main Street, LLC	Delaware
FR Management, L.P.	Delaware

FR Manchester General Partner, LP	Delaware
FR Manchester Property Holding, LP	Delaware
FR Manchester Second, LLC	Delaware
FR Manchester, LLC	Delaware
FR Massachusetts 7, LLC	Delaware
FR McCormick Road II LLC	Delaware
FR McFadden General Partner, LP	Delaware
FR McFadden Property Holding, LP	Delaware
FR McFadden Second, LLC	Delaware
FR Menomonee Falls, LLC	Delaware
FR Museum Road General Partner, LP	Delaware
FR Museum Road Property Holding, LP	Delaware
FR Museum Road Second, LLC	Delaware
FR Museum Road, LLC	Delaware
FR Nandina Avenue, LLC	Delaware
FR National Life, LLC	Delaware
FR National Life/Harrisburg, LLC	Delaware
FR Natwar, LLC	Delaware
FR Newlins Logistics Park, LLC	Delaware
FR Newlins Mill, LLC	Delaware
FR Newlins Park, LLC	Delaware
FR Nottingham, LLC	Delaware
FR NW 12 Terrace, LLC	Delaware
FR Oceanside, LLC	Delaware
FR Old Post Road, LLC	Delaware
FR Orchard 88, LLC	Delaware
FR Orlando, LLC	Delaware
FR Park 283 Londonderry, LLC	Delaware
FR Park 283, LLC	Delaware
FR Park Plaza, LLC	Delaware
FR Peebles Drive, LLC	Delaware
FR Pepper Road LLC	Delaware
FR Pine Hills Road, LLC	Delaware
FR PV 303 Phase 2, LLC	Delaware
FR PV 303 Phase 3, LLC	Delaware
FR PV 303, LLC	Delaware
FR Rancho Conejo, LLC	Delaware
FR Randolph Drive, LLC	Virginia
FR Red Lion General Partner, LP	Delaware
FR Red Lion Property Holding, LP	Delaware
FR Red Lion Second, LLC	Delaware
FR Relizon, LLC	Delaware
FR Sam Houston Parkway Building E, LLC	Delaware
FR Shader Road, LLC	Delaware
FR Summit, LLC	Virginia
FR Tamarind II, LLC	Delaware
FR Texas GP, LLC	Delaware

FR Texas LP, LLC	Delaware
FR Washington Street, LLC	Delaware
FR Welsh Bindery, LLC	Delaware
FR Wilson Ave, LLC	Delaware
FR Woodridge Land, LLC	Delaware
FR Woodridge, LLC	Delaware
FR York General Partner, LP	Delaware
FR York Property Holding, LP	Delaware
FR York Second, LLC	Delaware
FR York, LLC	Delaware
Fraser Aurora, LLC	Delaware
FR-Kenosha, LLC	Delaware
FRV CO, LLC	Delaware
HQ Lemont, LLC	Delaware
Lavergne Lemont, LLC	Delaware
LPF 10100 Kenosha, LLC	Delaware
Pewaukee Maple Grove, LLC	Delaware
Princeton Glendale, LLC	Delaware
Sigman Conyers, LLC	Delaware